Exhibit 10.2

GOODRX HOLDINGS, INC. 2020 INCENTIVE AWARD PLAN
STOCK OPTION GRANT NOTICE
(EARLY EXERCISE)
GoodRx Holdings, Inc., a Delaware corporation (the “Company”) has granted to the participant listed below (“Participant”) the stock option (the “Option”) described in this Stock Option Grant Notice
(the “Grant Notice”), subject to the terms and conditions of the GoodRx Holdings, Inc. 2020 Incentive
Award Plan (as amended from time to time, the “Plan”) and the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference.
Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	Wendy Barnes
Grant Date:	March 3, 2025
Exercise Price per Share:	$4.85000 (the “Exercise Price”)
Shares Subject to the Option:	2,828,232
Final Expiration Date:	March 3, 2035
Exercise Schedule	Early Exercise Permitted
First Vesting Date:	January 15, 2026
Type of Option	Non-Qualified Stock Option
Vesting Schedule:
The Option shall vest (i) with respect to 25% of the Shares subject to the
Option on the First Vesting Date, and (ii) with respect to 1/16 of the
Shares subject to the Option on each quarterly anniversary of the First
Vesting Date thereafter, subject to Participant’s continued employment through the applicable vesting date.
Notwithstanding the foregoing, this Option may be exercised in whole or in part at any time prior to its termination, whether or not then-vested, subject to such limitations on exercise timing as the Administrator may impose for administrative convenience in its sole discretion. If and to the extent that this Option is early exercised with respect to any Shares prior to the date on which this Option has vested with respect to such
Shares, then (A) the Shares delivered with respect to such early exercise shall be unvested Shares of Restricted Stock (“Restricted Shares”); (B)
such exercise of the Option (or portion thereof) shall be subject to and conditioned upon Participant entering into a Restricted Stock Agreement
(in the form attached hereto as Exhibit B (the “Restricted Stock
Agreement”)) with respect to any such Restricted Shares; and (C) such
Restricted Shares shall vest on the same schedule and pursuant to the same terms and conditions as would have applied to the underlying
Option had it remained outstanding (with any such Restricted Shares vesting first in time before any remaining unexercised component of the
Option), and shall be subject to a repurchase right in favor of the
Company at the same times and upon the same events as the underlying
Option is subject to forfeiture.

By accepting (whether in writing, electronically or otherwise) the Option, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the Agreement and, if applicable, the Restricted Stock
Agreement.  Participant has reviewed the Plan, this Grant Notice, the Restricted Stock Agreement and the
Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this
Grant Notice and fully understands all provisions of the Plan, this Grant Notice, the Restricted Stock
Agreement and the Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant
Notice, the Restricted Stock Agreement or the Agreement.

GOODRX HOLDINGS, INC.			PARTICIPANT
By:	/s/ Christopher McGinnis	By:	/s/ Wendy Barnes
Name:	Christopher McGinnis	Name:	Wendy Barnes
Title:	Chief Financial Officer & Treasurer
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Exhibit A
STOCK OPTION AGREEMENT
Capitalized terms not specifically defined in this Agreement have the meanings specified in the
Grant Notice or, if not defined in the Grant Notice, in the Plan.
ARTICLE I.
GENERAL
1.1Grant of Option.  The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the “Grant Date”).
1.2Incorporation of Terms of Plan and Restricted Stock Agreement.  The Option is subject to the terms and conditions set forth in this Agreement, as well as the Plan and, if applicable, the
Restricted Stock Agreement, which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
ARTICLE II.
VESTING; PERIOD OF EXERCISABILITY; FORFEITURE
2.1Commencement of Vesting.  The Option will vest according to the vesting schedule in the Grant Notice (the “Vesting Schedule”) except that any fraction of a Share as to which the Option would be vested will be accumulated and will vest only when a whole Share has accumulated.
Notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, unless the
Administrator otherwise determines, the Option will immediately expire and be forfeited as to any portion that is not vested as of Participant’s Termination of Service for any reason (after taking into consideration any accelerated vesting and exercisability which may occur in connection with such Termination of
Service, if any).
2.2Duration of Exercisability.  The Option is and will remain exercisable until the Option expires, as set out in the Grant Notice, subject to the applicable provisions of the Plan and this
Agreement.  The Option will be forfeited immediately upon its expiration. As a condition to early exercising the Option for Restricted Shares, Participant shall execute the Restricted Stock Purchase
Agreement with respect to such Restricted Shares.
2.3Expiration of Option.  The Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur:
(a)The final expiration date in the Grant Notice; provided, however, such final expiration date may be extended pursuant to Section 5.3 of the Plan;
(b)Except as the Administrator may otherwise approve, the expiration of three months from the date of Participant’s Termination of Service, unless Participant’s Termination of Service is for Cause or by reason of Participant’s death or Disability;
(c)Except as the Administrator may otherwise approve, the expiration of one year from the date of Participant’s Termination of Service by reason of Participant’s death or Disability; and
(d)Except as the Administrator may otherwise approve, Participant’s Termination of
Service for Cause.
A-2
ARTICLE III.
EXERCISE OF OPTION
3.1Person Eligible to Exercise.  During Participant’s lifetime, only Participant may exercise the Option.  After Participant’s death, any exercisable portion of the Option may, prior to the time the
Option expires, be exercised by Participant’s Designated Beneficiary as provided in the Plan.
3.2Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.
3.3Tax Withholding; Exercise Price.
(a)Subject to Section 3.3(b), payment of the exercise price and withholding tax obligations with respect to the Option shall be by any of the following, or a combination thereof, as determined by Participant in its sole discretion:
(i)Cash or check;
(ii)In whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Option creating the tax obligation, valued at their Fair Market
Value on the date of delivery;
(iii)Subject to Section 10.17 of the Plan, delivery (including electronically or telephonically to the extent permitted by the Company) by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company that Participant has placed a market sell order with such broker with respect to Shares then-issuable upon settlement of the
Option, and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the applicable exercise price and/or tax withholding obligations; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Administrator.
(b)Unless Participant otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Option in satisfaction of any exercise price and/or applicable withholding tax obligations.  With respect to tax withholding obligations, the number of
Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income.
(c)Participant acknowledges that Participant is ultimately liable and responsible for the exercise price and all taxes owed in connection with the Option  (and, with respect to taxes, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option).  Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares.  The Company and the Subsidiaries do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability.
A-3
ARTICLE IV.
OTHER PROVISIONS
4.1Adjustments.  Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.
4.2Clawback.  Notwithstanding Section 10.13 of the Plan, the Option and the Shares
issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Company’s
Policy for Recovery of Erroneously Awarded Compensation. The Company and Participant acknowledge that neither this Section 4.2 nor Section 10.13 of the Plan are intended to limit any clawback and/or disgorgement of the Option and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-
Oxley Act of 2002.
4.3Notices.  Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number.  Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if
Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files.  By a notice given pursuant to this
Section, either party may designate a different address for notices to be given to that party.  Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail
(return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
4.4Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.5Conformity to Securities Laws.  Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.6Successors and Assigns.  The Company may assign any of its rights under this
Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in this Agreement or the
Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
4.7Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant
Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to
Rule 16b-3) that are requirements for the application of such exemptive rule.  To the extent Applicable
Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.8Entire Agreement; Amendment.  The Plan, the Grant Notice and this Agreement
(including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter
A-4
hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the
Board; provided, however, that except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the
Option without the prior written consent of Participant.
4.9Agreement Severable.  In the event that any provision of the Grant Notice or this
Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.10Limitation on Participant’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the
Company as to amounts payable and may not be construed as creating a trust.  Neither the Plan nor any underlying program, in and of itself, has any assets.  Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.
4.11Not a Contract of Employment.  Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.
4.12Counterparts.  The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *
Exhibit B

GOODRX HOLDINGS, INC. 2020 INCENTIVE AWARD PLAN
RESTRICTED STOCK AGREEMENT
(EARLY EXERCISE)
Capitalized terms not specifically defined in this Agreement have the meanings specified in the
Plan or Option Agreement (as defined below), as applicable.
ARTICLE I.
GENERAL
1.1Issuance of Restricted Shares.
(a)Pursuant to the early exercise of the Option granted to Participant under the Plan and pursuant to the Stock Option Agreement, dated March 3, 2025, by and between the Company and
Participant (the “Option Agreement”) with respect to such Option, which Option Agreement is hereby incorporated by reference, Participant has elected to purchase [ ò ] of those Shares which have not become vested in accordance with the vesting schedule set forth in the Option Agreement and which constitute Restricted Shares.
(b)As required by the Option Agreement, as a condition to Participant’s election to early exercise the Option, Participant must enter into this Agreement, which sets forth the rights and obligations of the parties with respect to Restricted Shares acquired upon early exercise of the Option.
(c)The Company has issued the Restricted Shares to Participant effective as of [ ò ]
(the “Issuance Date” and, such award of Restricted Shares, the “Award”) and will cause (a) a stock certificate or certificates representing the Restricted Shares to be registered in Participant’s name or (b)
the Restricted Shares to be held in book-entry form.  If a stock certificate is issued, the certificate will be delivered to, and held in accordance with this Agreement and the Plan by, the Company or its authorized representatives and will bear the restrictive legends required by this Agreement.  If the Restricted Shares are held in book-entry form, then the book-entry will indicate that the Restricted Shares are subject to the restrictions of this Agreement.
1.2Incorporation of Terms of Plan.  The Restricted Shares are subject to the terms and conditions set forth in this Agreement, as well as the Option Agreement and the Plan, which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
ARTICLE II.
VESTING,  REPURCHASE RIGHT; ESCROW
2.1Vesting.  The Restricted Shares will become vested Shares (the “Vested Shares”)
according to the vesting schedule in the Option Agreement, except that any fraction of a Share that would otherwise become a Vested Share will be accumulated and will become a Vested Share only when a whole Vested Share has accumulated.
2.2Repurchase Right.

(a)General.  Subject to the terms and conditions of this Agreement and the Plan, in the event that any of the Restricted Shares have not become Vested Shares before the date on which
Participant’s status as a Service Provider terminates for any reason (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service, if any), the
Company shall, upon the date of Participant’s Termination of Service (as determined by the Company, the “Termination Date”), have an irrevocable, exclusive right (but not the obligation), for a period of 12 months following the Termination Date (the “Repurchase Period”), to repurchase all or any portion of the then-Restricted Shares (the “Repurchase Right”) at a purchase price per Share equal to the lesser of
(i) the Fair Market Value of such Restricted Shares as of the applicable repurchase date or (ii) the
Exercise Price paid by Participant for such Restricted Shares in connection with the exercise of the
Option, as may be adjusted for stock splits, stock dividends, reclassifications and the like that occur after the Issuance Date (in either case, the “Repurchase Price”).  Notwithstanding the foregoing, if the
Company is unable to repurchase any Restricted Shares during the applicable Repurchase Period due to restrictions under Applicable Law and/or under any loan agreement, credit facility or similar instrument, the Repurchase Period shall be tolled for so long as such prohibition remains applicable, and shall be extended accordingly thereafter (and, for clarity, references to the Repurchase Period shall take into account any extensions that occur pursuant to this sentence).
(b)Method of Exercise.  The Repurchase Right shall be exercisable by the Company by written notice to Participant and, at the Company’s option, (i) by delivery to Participant with such notice of cash or a check in the amount of the Repurchase Price for the Shares being repurchased, (ii) by delivery to Participant of the Repurchase Price for the Shares being repurchased by wire transfer of immediately available funds, or (iii) by a combination of (i) and (ii) so that the combined payment(s)
equals the Repurchase Price times the number of Shares to be repurchased, rounded up to the nearest whole cent (the “Aggregate Repurchase Price”).  Upon delivery of such notice and the payment of the
Aggregate Repurchase Price in any manner described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.  The Repurchase Right set forth in this Section 2.2 may be assigned by the
Company in whole or in part in its sole discretion.
(c)Termination of Repurchase Right.  If the Company does not elect to exercise the
Repurchase Right by giving the requisite notice during the applicable Repurchase Period, the Repurchase
Right shall terminate.
(d)Release from Repurchase Right.  One hundred percent (100%) of the Restricted
Shares shall initially be subject to the Repurchase Right.  The Restricted Shares shall be released from the
Repurchase Right in accordance with the Vesting Schedule set forth in the Option Agreement until all
Restricted Shares are released from the Repurchase Right (with such schedule applying to vest all
Restricted Shares ahead of any remaining unvested portion of the Option).
2.3Escrow.
(a)Restricted Shares will be held by the Company or its authorized representatives until (i) they are repurchased pursuant to Section 2.2, (ii) they become Vested Shares or (iii) this
Agreement is no longer in effect.  By accepting this Award, Participant appoints the Company and its authorized representatives as Participant’s attorney(s)-in-fact to take all actions necessary to effect any transfer of Restricted Shares to the Company as may be required pursuant to the Plan or this Agreement and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.  The Company, or its authorized representative, will not be liable for any good faith act or omission with respect to the holding in escrow or transfer of the Restricted Shares.
(b)As soon as reasonably practicable following the date on which a Restricted Share becomes a Vested Share (as applicable), the Company will cause the certificate (or a new certificate without the legend required by this Agreement, if Participant so requests) representing the Share to be delivered to Participant or, if the Share is held in book-entry form, cause the notations indicating the
Share is subject to the restrictions of this Agreement to be removed.
2.4Rights as Stockholder.  Except as otherwise provided in this Agreement or the Plan, upon issuance of the Restricted Shares by the Company, Participant will have all other rights of a stockholder with respect to the Restricted Shares.  Notwithstanding the generality of the foregoing or anything in the
Plan to the contrary, no Restricted Share shall be entitled to dividends paid with respect to any Shares of underlying the Award, as applicable, prior to the date on which such Restricted Share becomes a Vested
Share.
ARTICLE III.
TAXATION AND TAX WITHHOLDING
3.1Representation.  Participant represents to the Company that Participant has reviewed with
Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Option Agreement and this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
3.2Section 83(b) Election.  If Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which Participant would otherwise be taxable under Section 83(a) of the
Code, Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
3.3Tax Withholding.
(a)Subject to Section 3.3(b), payment of the withholding tax obligations with respect to the Award shall be by any of the following, or a combination thereof, as determined by
Participant in its sole discretion:
(i)Cash or check;
(ii)In whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair Market
Value on the date of delivery;
(iii)Subject to Section 10.17 of the Plan, delivery (including electronically or telephonically to the extent permitted by the Company) by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company that Participant has placed a market sell order with such broker with respect to Shares then-issuable upon settlement of the
Award, and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the applicable tax withholding obligations; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Administrator.
(b)Unless Participant otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable withholding tax obligations.  With respect to tax withholding obligations, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income.
(c)Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Award  (and, with respect to taxes, regardless of any action the
Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Award).  Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting of the Award or the subsequent sale of Shares.  The Company and the Subsidiaries do not commit and are under no obligation to structure the Award to reduce or eliminate Participant’s tax liability.
ARTICLE IV.
RESTRICTIVE LEGENDS AND TRANSFERABILITY
4.1Legends.  Any certificate representing a Restricted Share will bear the following legend until the Restricted Share becomes a Vested Share:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE
COMPANY AND MAY BE TRANSFERRED ONLY IN
ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK
AGREEMENT BETWEEN THE COMPANY AND THE
STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE
SECRETARY OF THE COMPANY.
4.2Transferability.  The Restricted Shares are subject to the restrictions on transfer in the
Plan.  Any attempted transfer or disposition of Restricted Shares prior to the time the Restricted Shares become Vested Shares will be null and void.  The Company will not be required to (a) transfer on its books any Restricted Share that has been sold or otherwise transferred in violation of this Agreement or
(b) treat as owner of such Restricted Share or accord the right to vote or pay dividends to any purchaser or other transferee to whom such Restricted Share has been so transferred.  The Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, or make appropriate notations to the same effect in its records.
ARTICLE V.
OTHER PROVISIONS
5.1Adjustments.  Participant acknowledges that the Award is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

5.2Clawback.  Notwithstanding Section 10.13 of the Plan, the Award and the Shares subject thereto shall be subject to any clawback or recoupment policy in effect on the Issuance Date or as may be adopted or maintained by the Company following the Issuance Date, including the Company’s Policy for
Recovery of Erroneously Awarded Compensation. The Company and Participant acknowledge that neither this Section 4.2 nor Section 10.13 of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-
Oxley Act of 2002.
5.3 Notices.  Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number.  Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if
Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files.  By a notice given pursuant to this
Section, either party may designate a different address for notices to be given to that party.  Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail
(return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
5.4Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
5.5Conformity to Securities Laws.  Participant acknowledges that the Plan, the Option
Agreement and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to
Applicable Laws.
5.6Successors and Assigns.  The Company may assign any of its rights under this
Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in this Agreement or the
Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
5.7Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the
Option Agreement, this Agreement and the Restricted Shares will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule.  To the extent
Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
5.8Entire Agreement; Amendment.  The Plan, the Option Agreement and this Agreement
(including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the
Board; provided, however, that except as may otherwise be provided by the Plan, no amendment,

modification, suspension or termination of this Agreement shall materially and adversely affect the
Restricted Shares without the prior written consent of Participant.
5.9Agreement Severable.  In the event that any provision of this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of this Agreement.
5.10Limitation on Participant’s Rights.  Participation in the Plan confers no rights or interests other than as herein provided.  This Agreement creates only a contractual obligation on the part of the
Company as to amounts payable and may not be construed as creating a trust.  Neither the Plan nor any underlying program, in and of itself, has any assets.  Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Award.
5.11Not a Contract of Employment.  Nothing in the Plan, the Option Agreement or this
Agreement confers upon Participant any right to continue in the employ or service of the Company or any
Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.
5.12Counterparts.  This Agreement may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

By accepting (whether in writing, electronically or otherwise) the Restricted Shares, Participant agrees to be bound by the terms of the Plan and this Agreement.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan and this Agreement.

GOODRX HOLDINGS, INC.		PARTICIPANT
By:	By:
Name:	Name:
Title: